UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): February 14, 2005

ASSURANCEAMERICA CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

RiverEdge One
Suite 600
5500 Interstate North Parkway
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770) 952-0200
(Registrant’s telephone number, including area code)

N/A
(Former Name if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On or about February 14, 2005, an article appeared in The Atlanta Business Chronicle following an interview with executives of the Company; the article contains certain information regarding the future operations and financial goals of the Company. The article is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Article dated February 11-17, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANCEAMERICA CORPORATION
/s/ Lawrence Stumbaugh
Lawrence Stumbaugh
Chief Executive Officer

Date: February 16, 2005